Exhibit 99.1

SOAR

SOVEREIGN AI RESOURCES · NYSE AMERICAN: SOAR

Investor presentation

Secure intelligence. Sustainable infrastructure.

October 2026

© 2026 SOAR AI, Inc. (formerly Volato Group, Inc.). All rights reserved.
SOAR AI and Sovereign AI Resources are subject to pending trademark applications.

Disclaimer and forward-looking statements

This presentation has been prepared by SOAR AI, Inc. (NYSE American: SOAR), formerly Volato Group, Inc. (together with its subsidiaries, the "Company"). This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor will there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

This presentation contains certain statements that may be deemed to be "forward-looking statements" within the meaning of the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements about the development, construction, power, cost and timing of the Company's data center capacity; the deployment and acceptance of AMD Instinct MI355X and MI455X GPU capacity; contracted and expected revenue and customer prepayments; customer pipeline; financing plans; expansion to additional sites; and the Company's listing plans. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Words such as "anticipate," "expect," "plan," "target," "intend," "believe," "estimate," "may," "will" or the negative of these terms or other similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to: construction, equipment delivery and commissioning delays or cost overruns; power and cooling availability; GPU supply and allocation; customer delivery, acceptance, service-level and performance requirements; concentration of contracted revenue in a single customer; the availability and terms of equity or debt financing; dilution; integration of the recently completed merger; stockholder and NYSE American approvals and continued listing; and the other risks described in the Company's filings with the U.S. Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent reports filed with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date of this presentation, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

We may rely on and refer to information regarding our industry in general from market research reports, analyst reports and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates. Contract values shown are aggregate contractual amounts over the full term of the applicable orders and are not projections of recognized revenue. Capacity, job and investment figures are management estimates and projections.

All materials contained in this presentation are protected by copyright laws and may not be reproduced, republished, distributed, transmitted, displayed, broadcast or otherwise exploited in any manner. AMD, AMD Instinct, ROCm and Helios are trademarks of Advanced Micro Devices, Inc. All other trademarks, service marks and trade names referenced in this presentation are the property of their respective owners. The use or display of third-party trademarks, service marks or trade names in this presentation is not intended to, and does not, imply any relationship between the Company and the applicable trademark owner, or any endorsement or sponsorship by or of the Company. Solely for convenience, certain trademarks and trade names referred to in this presentation may appear without the ® or ™ symbols, but such references are not intended to indicate, in any way, that the applicable owners will not assert, to the fullest extent under applicable law, their rights to these trademarks and trade names.

What has changed

The merger has closed, customer contracts are signed, and construction of the first campus is underway.

Merger closed
SEP 11

Alignment Engine merger completed September 11, 2026. The AI infrastructure business now operates inside a NYSE American-listed company.

$1.17B contracted
SEP 22

Master services agreement and two four-year take-or-pay orders signed with a large AI customer for AMD MI355X and MI455X GPUs.

Revenue backstop in place
MAY 2026

Three-year backstop of approximately $215M on the 4,096 MI355X deployment, signed in May 2026, sets a floor under Phase I revenue.

Construction underway
IN PROGRESS

Ohio build mobilized in September. 4,096 MI355X GPUs are targeted to be ready for service on December 31, 2026.

Rebrand completed
OCT 19

Legal name changed to SOAR AI, Inc. on October 19. The ticker remains SOAR.

Up to $1B equity facility
OCT 12

Announced October 12 to fund the growth of our data center platform. The Company decides whether, when and how much to sell, alongside prepayments and project-level financing.

© 2026 SOAR AI, Inc.

Investment highlights

$1.17B	8,000	154 MW	~$133M
Contracted orders	**GPUs under contract**	**Ohio power available**	**Customer prepayments**
Two 4-year take-or-pay orders	MI355X and MI455X	Roadmap to 480 MW	Under signed orders

Contracted demand before first service.

Take-or-pay orders anchor both deployment phases and support project financing.

Powered industrial campus.

A former paper mill in Chillicothe, Ohio, with existing power, permits, water supply and wastewater treatment, shortening the path to capacity and local approval.

AMD Instinct platform.

4,096 MI355X GPUs in December 2026, then three 4,032-GPU MI455X Helios tranches planned for 2027.

Phased, financeable build.

Each phase will be funded by its own mix of equity, senior debt and customer prepayments.

Repeatable model.

Repurposed industrial and greenfield sites with behind-the-meter power are being evaluated in the U.S. and internationally.

Public-company platform.

NYSE American listing and an up to $1B equity facility provide access to capital as capacity scales.

© 2026 SOAR AI, Inc.

SECTION 01

Business overview

Who we are

We develop powered AI data centers and provide GPU capacity to customers that need control over their data and models.

AI infrastructure

- Develop and operate AI data center capacity, starting with the Ohio campus
- Dedicated and shared GPU capacity, plus on-prem and edge systems
- Signed orders are dedicated, single-tenant capacity under long-term contracts
- Proprietary NeuralSync data movement technology

Community-integrated campuses

- Repurposed industrial sites, or greenfield sites with behind-the-meter power
- No draw on the municipal water supply at the Ohio campus
- Local hiring and manufacturing jobs, with commitments the host town can verify

Customer control

- Dedicated hardware in a specified location, with audit rights
- Customers control their data, models, logs and the physical location of their hardware
- Open AMD ROCm stack lets customers choose their models and tools

© 2026 SOAR AI, Inc.

GPU-as-a-Service business model

Customers reserve dedicated compute capacity for a fixed term and pay whether or not they use it.

1 Secure powered capacity

- Control repurposed industrial or greenfield sites with their own power
- Build liquid-cooled data halls

2 Deploy GPU clusters

- Procure AMD Instinct GPUs and servers
- Integrate high-speed networking and storage

3 Deliver dedicated compute

- Capacity reserved for a single customer
- We operate and support the infrastructure

4 Earn contracted revenue

- Monthly take-or-pay fees over multi-year contract terms
- Prepayments fund part of the build

Why it works for investors. Fees begin when capacity is delivered and accepted, and are subject to service-level and performance requirements. Matching each deployment phase to signed orders before major procurement keeps capital tied to contracted revenue.

© 2026 SOAR AI, Inc.

Offerings | Today and next

Contracted revenue today comes from dedicated capacity. Additional offerings broaden the customer base over time.

TODAY

Dedicated GPU capacity

- Single-tenant AMD Instinct clusters reserved for one customer
- Long-term take-or-pay contracts with prepayments
- MI355X service expected from December 31, 2026; MI455X as early as April 2027

NEXT

Shared capacity

- Training, inference and enterprise AI on shared infrastructure
- Serves customers below the size of a dedicated cluster

NEXT

On-prem and edge systems

- NeuralSync-based systems installed in the customer's own facility
- For data that must stay on site

NEXT

Next-generation platforms

- Helios rack-scale systems on the AMD roadmap
- Infrastructure and platform services alongside compute

© 2026 SOAR AI, Inc.

AMD Instinct platform and technology

We build on AMD's GPU roadmap and open software stack, and add our own data-movement technology.

AMD GPU roadmap

- Phase I: 4,096 AMD Instinct MI355X GPUs
- Phase II: 4,032 MI455X GPUs on the Helios rack-scale platform, as early as April 2027
- Two further 4,032-GPU MI455X tranches planned for 2027

Open software

- AMD ROCm open software ecosystem supports leading AI frameworks and models
- Customers choose their own models, frameworks and tools
- Portability lowers the cost of switching hardware generations

NeuralSync DPU

- Proprietary FPGA-based network accelerator
- Designed to reduce network bottlenecks so GPUs spend less time waiting for data
- Boards can be built for on-premises systems

Supply chain. Supermicro supplies the GPU server systems, and DDN supplies high-performance storage. We integrate the full stack and operate it for the customer.

© 2026 SOAR AI, Inc.

Where AI infrastructure demand is going

Demand is shifting toward dedicated capacity, and communities are scrutinizing how new data centers are built.

56% → 41%

Public-cloud share of AI inference

One-year change (Broadcom)

$810.6B

AI data center market by 2033

From $147.3B in 2025 (Grand View)

45 projects

Blocked or delayed in Q2 2026

by local opposition, $68B

Customers we serve

- **AI platforms and model builders:** large, long-term blocks of dedicated GPUs
- **Regulated enterprises:** banks, insurers, health systems needing control and audit trails
- **Public sector:** state, local and federal buyers needing data residency
- **Host communities:** reserved private capacity under the community agreement

Why we can win

- Dedicated capacity in a specified location, with audit rights
- Sites with their own power or existing infrastructure draw fewer local objections
- Open AMD stack and commercial inference platforms make private AI practical
- Contracted capacity before construction is complete

Sources: Broadcom survey of 1,800 IT leaders (Feb.–Mar. 2026), vendor-sponsored; Grand View Research, global AI data center market, 23.9% CAGR 2025–2033, not independently verified by the Company; Data Center Watch via Tom's Hardware.

© 2026 SOAR AI, Inc.

SECTION 02

Contracted demand

Contracted demand | $1.17 billion of take-or-pay orders

A master services agreement and two four-year orders with a large AI customer cover both deployment phases.

Order #1 | AMD Instinct MI355X

GPUs	**4,000**[1]
Contractual start date	**December 31, 2026**
Term	**48 months**
Contract value	**$399.5M**
Customer prepayment	**$39.9M**

Order #2 | AMD Instinct MI455X

GPUs	**4,000**[1]
Contractual start date	**June 30, 2027**
Term	**48 months**
Contract value	**$773.7M**
Customer prepayment	**$92.8M**

Contracted run-rate. Approximately $24.4M per month, or about $293M a year, once both orders are in service. Order #2 could enter service as early as April 2027, ahead of its June 30 contractual date. Fees are subject to delivery, acceptance, service-level and performance requirements.

[1] *Of 4,096 MI355X and 4,032 MI455X GPUs deployed. The remaining 128 are available to other customers; unused MI355X capacity is covered by the revenue backstop.*

© 2026 SOAR AI, Inc.

Contracted revenue profile

Signed orders only

Annual contract revenue under the two signed orders, assuming the contractual start dates are met and capacity is accepted on those dates.



Order #1 (MI355X)
Order #2 (MI455X)
$300M
$250M
$200M
$150M
$100M
$50M
$0M
$96.7M
$99.9M
$193.4M
$99.9M
$193.4M
$99.9M
$193.4M
$99.9M
$96.7M
2027
2028
2029
2030
2031

$1,173M

Total contract value

48-month terms, 2027 to mid-2031

$293M

Full-year contracted revenue

2028 to 2030, both orders in service

UPSIDE NOT SHOWN

Growth beyond signed orders

- Order #2 in service as early as April 2027
- Two more MI455X tranches (8,064 GPUs) planned for Aug. and Nov. 2027
- Additional customers, campus growth and new sites

© 2026 SOAR AI, Inc.

SECTION 03

AI infrastructure

Ohio campus | Deployment plan

Building 285 at a former paper mill is being converted into a liquid-cooled AI data hall.

4,096	12,096	49 MW	~$137M	240
MI355X GPUs, Dec. 2026	MI455X GPUs, 2027	Supports ~19,600 GPUs	Phase I data hall build	Projected jobs

Deployment build

- 16,192 GPUs planned by November 2027 within the 49 MW lease power
- Major equipment self-procured, with a construction manager at risk
- Liquid cooling on existing mill water infrastructure; chiller plant adds full capability in 2027

Why an industrial site

- Reuses existing buildings and industrial infrastructure on a large mill property
- Cooling water from existing industrial wells, separate from the municipal supply
- Council lifted its moratorium on September 14 after a public review session

Room to grow

- Ohio site: 154 MW available today, with a roadmap to 480 MW
- Lease includes expansion rights to additional buildings
- Projected $740M of equipment added to the local tax base

© 2026 SOAR AI, Inc.

Path to service

MI355X capacity is targeted to be ready for service December 31, 2026, followed by three MI455X tranches in 2027.

SEP 2026 | NOV 30 | DEC 31 | FEB 2027 | APR 2027 | AUG 2027 | NOV 2027

Growth path

Prove the model in Ohio, scale the campus, then repeat it at additional powered sites.

IN PROGRESS

1 **Phase I**

- 4,096 MI355X GPUs
- Ready for service Dec 31, 2026
- Revenue backstop in place

CONTRACTED

2 **Phase II**

- 4,032 MI455X GPUs
- As early as April 2027
- Contract date June 30, 2027

PLANNED

3 **Phase III**

- 8,064 MI455X GPUs in two tranches
- Aug. and Nov. 2027
- For additional customers

ROADMAP

4 **Beyond**

- Ohio campus roadmap to 480 MW
- Additional U.S. and international sites

Discipline. Each phase is committed only when its customer contracts and financing are in place, so growth does not get ahead of contracted demand or committed capital.

© 2026 SOAR AI, Inc.

How we choose sites

We weigh each potential campus against these criteria, whether a repurposed industrial site or a greenfield site.

1 Power

- Existing grid interconnection, or behind-the-meter generation
- Capacity to grow in phases

2 Water

- Industrial water rights or supply
- Existing or planned wastewater treatment

3 Permits and zoning

- Industrial zoning in place
- Permits that shorten the path to construction

4 Workforce

- Local industrial and technical labor
- Training partners for data center roles

5 Community

- Support from local officials and residents
- Written commitments on hiring, size and monitoring

A guide, not a checklist. The same framework applies to opportunities in the United States and internationally. A site does not need to meet every criterion; we may pursue a site where the overall opportunity is attractive.

© 2026 SOAR AI, Inc.

Where we're going

Deliver the contracted capacity, scale the Ohio campus, then replicate the model at new sites.

2026

Deliver

- 4,096 MI355X GPUs ready for service December 31
- Additional equity and equipment debt financing
- Name change to SOAR AI, Inc. completed October 19

2027

Scale

- Order #2 in service as early as April (contract date June 30)
- MI455X tranches 2 and 3 in service by Aug. and Nov.
- Faster capital formation could move tranches 2 and 3 to July

BEYOND

Replicate

- Grow the Ohio campus along the roadmap to 480 MW
- Add sites in the U.S. and internationally
- Broaden offerings: shared capacity, on-prem and edge

Forward-looking. Each step depends on financing, power, equipment delivery and customer contracts, as described in the forward-looking statements.

© 2026 SOAR AI, Inc.

SECTION 04

Capital plan

Capital plan | Cost by tranche

Contracted tranches are funded first; tranches 2 and 3 are committed as customers and capital are secured

Tranche	GPUs	Earliest in service	Equipment (est.)	Facility	Total capital	Contract value	Prepayment
Orders #1 and #2 (signed)[1]	8,128	Dec. 2026 / Apr. 2027	~$705M	~$137M	~$841M	$1,173M	$133M
MI455X tranche 2	4,032	Aug. 2027	~$464M	$110M	~$574M	No contract yet	—
MI455X tranche 3	4,032	Nov. 2027	~$464M	$32M	~$496M	No contract yet	—
Shared site scope	—	—	—	$15M	$15M	—	—
Total	**16,192**		**~$1,632M**	**~$294M**	**~$1,926M**	**$1,173M**	**$133M**

Estimates. Equipment uses current unit-cost assumptions; facility from the current build BOM. The first data hall is built to serve both signed orders, so its cost is shown once. Contract value is over 48 months.

[1] The signed orders cover 8,000 GPUs; the remaining 128 are available to other customers.

Equity

- Up to $1B equity facility, drawn at the Company's option as growth requires
- Additional equity financing targeted for Q4 2026

Debt

- Equipment debt financing targeted for Q4 2026
- Senior debt sized to contracted take-or-pay revenue

Customer support

- $132.8M of prepayments under signed orders
- ~$215M revenue backstop on the MI355X deployment

© 2026 SOAR AI, Inc.

Key risks and how we manage them

The main concerns we have heard from investors, and what is in place to address them.

Construction and schedule	Owner-procured long-lead equipment, construction manager at risk, weekly critical-path tracking against the Dec. 31 start date
Customer concentration	Signed take-or-pay orders cover 8,000 of the 8,128 GPUs in the first two deployments; revenue backstop on the MI355X deployment; additional customers in discussion for 2027 tranches
Financing	Tranche-by-tranche funding with prepayments, debt and equity; tranches 2 and 3 committed as customer deposits and capital are secured
Listing and structure	Merger closed; stockholder approvals and NYSE American steps sequenced around a shareholder meeting
Technology roadmap	MI355X today with a path to MI455X and Helios on the open ROCm stack

© 2026 SOAR AI, Inc.

SECTION 05

Leadership and milestones

Leadership team

CE

Chris Ensey

Chief Executive Officer

- 25 years building mission-critical, hyperscale and cloud systems
- Former Interim CEO and COO of Riot Blockchain (RIOT) and CTO of BlueVoyant
- B.S. Computer Engineering, Virginia Tech

MH

Mark Heinen

Chief Financial Officer

- 30+ years in finance, 25+ in public companies, 10+ as CFO
- Reverse mergers, deSPACs, M&A and convertible financings
- CPA; MBA and BBA, University of Oklahoma

MP

Mike Prachar

Chief Operating Officer

- Chief Operating Officer since February 2022
- Previously COO of Big Green IT, a Tier 1 direct Microsoft cloud service provider
- 20+ years leading operations in telecom and technology services, including Rapid Link, Inc. and WorldPort Communications

DS

David Stanfill

Chief Technology Officer

- 12 years in high-performance computing
- Six years leading teams that design and run high-density FPGA and GPU data centers
- B.S. Computer Science, Kent State University

© 2026 SOAR AI, Inc.

Upcoming milestones

Near-term events that will show progress against the plan.

Oct. 19, 2026	Name change to SOAR AI, Inc. completed
Mid-Nov. 2026	First quarterly report as a combined company (Form 10-Q)
Nov. 30, 2026	Internal power-on at the Ohio campus
Q4 2026	Additional equity and equipment debt financing
Dec. 2026	Annual shareholder meeting, including financing and listing proposals
Dec. 31, 2026	4,096 MI355X GPUs ready for service; Order #1 begins
Feb. 2027	Ready to accept first MI455X tranche; lease power to 49 MW
Apr. 2027	Earliest in service for Order #2 MI455X (contract date June 30)
Aug. 2027	Second 4,032 MI455X tranche in service
Nov. 2027	Third 4,032 MI455X tranche in service

© 2026 SOAR AI, Inc.

SOAR AI · NYSE AMERICAN: SOAR

Thank you

Investor contact: investors@soarai.com
8050 Freedom Ave NW, North Canton, Ohio 44720